UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2017

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

On August 15, 2017, the Board of Directors (the “Board”) of Rennova Health, Inc. (the “Company”), based on the recommendation of the Compensation Committee of the Board and in accordance with the provisions of the 2007 Incentive Award Plan (the “Plan”), approved grants to employees and directors of an aggregate of 2,729,000 shares of restricted common stock of the Company, including the following to the directors of the Company:

Seamus Lagan	200,000 shares
Dr. Kamran Ajami	100,000 shares
Christopher Diamantis	100,000 shares
Trevor Langley	100,000 shares

The grants fully vest on the first anniversary of the date of grant, subject to the grantee’s continued status as an employee or director, as the case may be, on the vesting date. The restricted shares of common stock are deemed to be issued and outstanding and the grantee may exercise full rights with respect to such shares; provided, that, prior to the vesting date, the shares cannot be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of. Upon the grantee’s termination of employment or service as a director, as the case may be, prior to the vesting date for any reason the unvested shares will be forfeited.

The shares granted to the directors were granted under the Plan pursuant to a grant agreement, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the grant agreement is qualified in its entirety by reference to the full text of such agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Form of Grant Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2017	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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